Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Anthony F. Grisanti, Principal Financial and Accounting Officer of Netsmart Technologies, Inc., hereby certify that the Form 8-K/A of Netsmart Technologies, Inc. amending the Current Report on Form 8-K dated July 8, 2003 (with respect to the date of event on June 25, 2003) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

                                            /s/Anthony F. Grisanti
                                            ------------------------
                                            Name: Anthony F. Grisanti
                                            Date:  September 2, 2003

        This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the report described herein nor shall it be deemed filed by Netsmart Technologies, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        A signed original of the written statement required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.